                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in Post-Effective Amendment No.4 dated May 1, 1998 on Form S-6 (file Nos. 33-90208, 811-08998) of our report dated February 24, 1998, on our audit of the financial statements of Acacia National Life Insurance Company as of and for the years ended December 31, 1997 and 1996 and our report dated April 22, 1998 on our audit of the financial statements of Acacia National Variable Life Insurance Separate Account I as of December 31, 1997 and for the years ended December 31, 1997 and 1996. We also consent to the reference to our Firm under the caption "Experts".



Washington, D.C.
April 29,1998